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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  January 29, 1998
(Date of earliest event reported)

Commission File No. 33-34957



                     HomeSide Mortgage Securities, Inc.
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        Delaware                                                  59-2957725
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(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)

7301 Baymeadows Way, Jacksonville, FL                                32256
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Address of principal executive offices                            (Zip Code)

                                 (904) 281-3000
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

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                         Index to Exhibits is on Page 5
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ITEM 5.    Other Events

Filing of Legality and Tax Opinions

           Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1998-1 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.


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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                                     Description

     (99.1)                                                     Legal Opinion



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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HOMESIDE MORTGAGE SECURITIES, INC.

January 29, 1998

                                              By:   /s/ W. Blake Wilson
                                                 ----------------------
                                                 Name:  W. Blake Wilson
                                                 Title: Vice President



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                                INDEX TO EXHIBITS

Exhibit No.                       Description                           Page

    (99.1)                        Legal Opinion                          6




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